Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Amortized cost of fixed-maturity securities available-for-sale	$ 734,957	$ 660,954
Equity securities, trading, cost	7,464	4,383
Receivables, allowance for uncollectible	43	33
Future policy benefit reserves measured at fair value	$ 222,139	$ 72,491
Common stock, par value	$ 10	$ 10
Common stock, shares authorized	200,000	200,000
Common stock, shares issued	200,000	200,000
Common stock, shares outstanding	200,000	200,000